Significant Investments in Subsidiaries	12 Months Ended
Mar. 31, 2023
Disclosure of subsidiaries [abstract]
Disclosure of subsidiaries [text block]

47.
As per the Securities Subscription Agreement between the Company and India Markets Rio Pte Ltd, an entity affiliated with TPG Rise Climate (the climate investing strategy of TPG’s global impact investing platform TPG Rise) for an aggregate investment of Rs.75,000 million
in Tata Passenger Electric Mobility Ltd. (TPEML), wholly owned subsidiary of the Company, against which TPEML will issue compulsory convertible preference shares. As per this arrangement TPEML will receive the amount in two tranches. First tranche of Rs.37,500 million
was received on March 29, 2022, and second tranche of Rs.37,500 million
on January 31, 2023.